Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income tax provision (benefit) consisted of the following components:

	Year Ended December 31,
(In thousands)	2012	2011	2010
Federal:
Current	$167,172	$96,725	$(72,518)
Deferred	(30,111)	28,138	82,471
	137,061	124,863	9,953
State and Puerto Rico:
Current	27,805	8,111	4,295
Deferred	(8,151)	1,819	(3,629)
	19,654	9,930	666
Foreign:
Current	75,431	68,605	67,338
Deferred	(71,001)	(87,565)	(67,555)
	4,430	(18,960)	(217)
Income tax provision	$161,145	$115,833	$10,402
Earnings (loss) before income taxes and noncontrolling interest:
Domestic	$690,545	$537,009	$(273,699)
Foreign	113,534	117,627	629,643
Total earnings before income taxes and noncontrolling interest	$804,079	$654,636	$355,944

In 2011, the benefit from the reduction of the deferred tax liability related to intangible assets was greater than the amount of foreign current taxes payable that related to the foreign pre-tax income for the year.

In 2010, the allocation of earnings (loss) before income taxes and noncontrolling interest between domestic and foreign operations includes intercompany interest between certain domestic and foreign subsidiaries, which was eliminated on a consolidated basis. The impact of this intercompany financing arrangement in 2010 was to decrease the amount of domestic earnings (loss) before income taxes and noncontrolling interest, with a corresponding increase to the foreign amount. While this arrangement increased the amount of earnings (loss) before income taxes and noncontrolling interest allocated to foreign operations, the taxation of these earnings was included in the calculation of the Company’s taxable income reported on its U.S. corporate income tax returns. In 2012 and 2011, the expense for inter-company interest is no longer reflected in domestic earnings (loss). Instead, the expense is now a component of foreign earnings (loss) as a result of a reorganization in which assets and liabilities were transferred to a foreign entity. Accordingly, in 2011, domestic earnings increased, and foreign earnings correspondingly decreased, relative to 2010 by the amount of inter-company interest expense now reflected in foreign earnings.

Temporary differences and carryforwards that result in the deferred tax assets and liabilities were as follows:

(In thousands)	December 31, 2012	December 31, 2011
Deferred tax assets:
Employee benefits	$119,434	$92,983
Legal matters	30,683	68,398
Accounts receivable allowances	120,718	101,342
Inventories	31,791	30,004
Other reserves	15,882	28,230
Tax credits	14,676	17,707
Net operating losses carryforward	293,251	258,482
Intangible assets	62,584	49,151
Capital loss carryforward	18,645	19,324
Convertible debt	40,549	30,072
Other	82,201	133,959
	830,414	829,652
Less: Valuation allowance	(249,382)	(231,436)
Total deferred tax assets	581,032	598,216
Deferred tax liabilities:
Plant and equipment	103,222	110,392
Intangibles	371,880	514,203
Other	64,469	41,476
Total deferred tax liabilities	539,571	666,071
Deferred tax assets (liabilities), net	$41,461	$(67,855)

For those foreign subsidiaries whose investments are permanent in duration, U.S. income and foreign withholding taxes have not been provided on the amount by which the investment in those subsidiaries as recorded for financial reporting exceeds the tax basis. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. The amount of such temporary differences totaled approximately $216 million at December 31, 2012. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable. No deferred taxes have been recorded on the instances whereby the Company’s investment in foreign subsidiaries is currently greater for U.S. tax purposes than for GAAP purposes, as management has no current plans that would cause that temporary difference to reverse in the foreseeable future.

A reconciliation of the statutory tax rate to the effective tax rate is as follows:

	Year Ended December 31,
	2012	2011	2010
Statutory tax rate	35.0%	35.0%	35.0%
State income taxes and credits	1.1%	1.1%	(0.3)%
Foreign rate differential	(7.5)%	(13.1)%	(18.2)%
Other foreign items	(2.0)%	2.6%	(0.6)%
Uncertain tax positions	(3.4)%	(4.5)%	(13.1)%
Foreign tax credits, net	(3.2)%	(5.7)%	(6.0)%
Valuation allowance	2.9%	(0.2)%	9.1%
Other	(2.9)%	2.5%	(3.0)%
Effective tax rate	20.0%	17.7%	2.9%

Included in Other in the above table is the U.S. Internal Revenue Code Section 45 income tax credits earned from the Company's investment in a clean energy partnership.

Valuation Allowance
A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2012, a valuation allowance has been applied to certain foreign and state deferred tax assets in the amount of $249.4 million. The valuation allowance increased by $18.0 million during 2012.

Net Operating Losses
As of December 31, 2012, the Company has net operating loss carryforwards for international, and U.S. state income tax purposes of approximately $2.4 billion, some of which will expire in fiscal years 2013 through 2030, while others can be carried forward indefinitely. Of these loss carryforwards, $1.8 billion is related to state losses. Most of the state net operating losses are attributable to Pennsylvania, where a taxpayer’s use is limited to the greater of 20% of taxable income or $3.0 million each taxable year. In addition, the Company has foreign net operating loss carryforwards of approximately $600 million, of which $420 million can be carried forward indefinitely, with the remainder expiring in years 2013 through 2021. Most of the net operating losses (foreign and state) have a full valuation allowance.

The Company has $14.8 million state tax credit carryforwards expiring in various amounts in the years 2012 through 2021. No valuation allowance is recorded against these credits.

The Company has a $57.4 million foreign capital loss carryforward expiring in 2017. A full valuation allowance is recorded against this loss.

Tax Examinations
Mylan is subject to ongoing IRS examinations and is a voluntary participant in the IRS Compliance Assurance Process (“CAP”). The years 2012, 2011 and 2010 are the open years under examination. The years 2008 and 2009 have one issue open in the IRS Appeals process. Tax and interest continue to be accrued related to certain tax positions.

The Company’s major state taxing jurisdictions remain open from fiscal year 2007 through 2012, with several state audits currently in progress. The Company’s major international taxing jurisdictions remain open from 2006 through 2012, some of which are indemnified by Merck KGaA for tax assessments.

Accounting for Uncertainty in Income Taxes
The impact of an uncertain tax position that is more likely than not of being sustained upon audit by the relevant taxing authority must be recognized at the largest amount that is more likely than not to be sustained. No portion of an uncertain tax position will be recognized if the position has less than a 50% likelihood of being sustained.

As of December 31, 2012 and 2011, the Company’s Consolidated Balance Sheets reflect liabilities for unrecognized tax benefits of $132.3 million and $162.9 million, of which $126.9 million and $148.4 million, respectively, would affect the Company’s effective tax rate if recognized. Accrued interest and penalties included in the Consolidated Balance Sheets were $14.8 million and $23.9 million as of December 31, 2012 and December 31, 2011. For the years ended December 31, 2012, 2011 and 2010, Mylan recognized $(9.1) million, $(0.7) million and $9.1 million, respectively, for interest (income) expense related to uncertain tax positions. Interest expense and penalties related to income taxes are included in the tax provision.

A reconciliation of the unrecognized tax benefits is as follows:

	Year Ended December 31,
(In thousands)	2012	2011	2010
Unrecognized tax benefit — beginning of year	$162,885	$203,350	$237,541
Additions for current year tax positions	5,684	964	5,166
Additions for prior year tax positions	—	5,048	5,079
Reductions for prior year tax positions	(5,849)	(7,878)	(11,432)
Settlements	(764)	(7,434)	(24,868)
Reductions due to expirations of statute of limitations	(29,620)	(22,293)	(21,508)
Foreign currency translation	—	(8,872)	8,872
Addition due to acquisition	—	—	4,500
Unrecognized tax benefit — end of year	$132,336	$162,885	$203,350

The Company believes that it is reasonably possible that the amount of unrecognized tax benefits will decrease in the next twelve months in the range of $25 million to $110 million, involving federal and state tax audits and settlements, and expirations of certain state and foreign statutes of limitations. The Company does not anticipate significant increases to the reserve within the next twelve months.